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                                                                    EXHIBIT 23.2
              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 18,
1995, included in Intercontinental Bank's Form F-2 for the year ended December 31, 1994, and to all references to our Firm included in this registration statement.
                                     /s/ ARTHUR ANDERSEN LLP
                                         ARTHUR ANDERSEN LLP
Miami, Florida
August 21, 1995